UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21507

Allspring Utilities and High Income Fund

(Exact name of registrant as specified in charter)

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Address of principal executive offices) (Zip code)

Matthew Prasse

Allspring Funds Management, LLC

1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: August 31

Date of reporting period: February 28, 2026

ITEM 1. REPORT TO STOCKHOLDERS

Allspring Utilities and High Income Fund (ERH)
Semi-Annual Report
February 28, 2026

Managed Distribution Plan
 Pursuant to an exemptive order issued by the Securities and Exchange Commission (“Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s
Board of Trustees approved a Managed Distribution Plan (“MDP”) for the Fund pursuant to which the Fund makes monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

 The Fund’s Board has adopted a managed distribution plan for the Fund at an annual minimum fixed rate of 8% based on the Fund’s average monthly NAV per share over the prior 12 months. The Fund makes distributions monthly. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Board and the Board may amend or terminate the
MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

 The Fund may distribute more than its income and net realized capital gains and, therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

 With each distribution, the Fund will issue a notice to shareholders and a press release containing information about the amount and sources of the distribution and other related information. The amounts and sources of distributions reported in the notice and press release are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Notice to Shareholders
 On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback
Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback
Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the
Fund and subject to applicable legal limitations.

The views expressed and any forward-looking statements are as of February 28, 2026, unless otherwise noted, and are those of the Fund’s portfolio managers and/or Allspring Global Investments. Discussions of individual securities or the markets generally are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Allspring Global Investments disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.
Allspring Utilities and High Income Fund | 1

Performance highlights (unaudited)
Performance highlights
Investment objective	The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.
Strategy summary
The Fund allocates its assets between two separate investment strategies, or sleeves. Under normal market conditions, the Fund will allocate approximately 70% of its total assets to a sleeve that places a focus on common, preferred and convertible preferred stocks of utility companies and approximately 30% of its total assets to a sleeve of U.S. dollar denominated below investment grade (high yield) debt.

Adviser	Allspring Funds Management, LLC
Subadviser	Allspring Global Investments, LLC
Portfolio managers	Kent Newcomb, CFA, Michael J. Schueller, CFA, Andy Smith, CFA

Average annual total returns (%) as of February 28, 2026[1]

	6 months	1 year	5 year	10 year
Based on market value	11.49	24.04	8.33	8.25
Based on net asset value (NAV)	12.61	21.91	11.73	9.22
ERH Blended Index[2]	11.27	18.87	11.22	9.96
Russell 3000 Index[3]	7.07	17.02	12.80	15.08
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on an investment in a fund. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Performance figures of the Fund do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares. If taxes and such brokerage commissions had been reflected, performance would have been lower. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.
The Fund’s annualized expense ratio for the six months ended February 28, 2026, was 2.14% which includes 1.22% of interest expense.

[1]
Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and at the end of the period. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan.

[2]
Source:  Allspring Funds Management, LLC. The ERH Blended Index is weighted 70% in the S&P 500 Utilities Index and 30% in the ICE BofA U.S. High Yield Constrained
Index. Effective October 15, 2019, the ERH Blended Index changed the high yield component of the index from the ICE BofA U.S. High Yield Index with the ICE BofA
U.S. High Yield Constrained Index in order to better match the Fund’s investment strategy. Copyright 2026. ICE Data Indices, LLC. All rights reserved. You cannot invest directly in an index.

[3]
The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

2 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of February 28, 2026[1]

[1]
The chart compares the performance of the Fund for the most recent ten years with the ERH Blended Index and Russell 3000® Index. The chart assumes a hypothetical investment of $10,000 investment and reflects all operating expenses of the Fund.

Comparison of NAV vs. market value[1]

[1]
This chart does not reflect any brokerage commissions charged on the purchase and sale of the Fund’s common shares. Dividends and distributions paid by the Fund are included in the Fund’s average annual total returns but have the effect of reducing the Fund’s NAV.

Allspring Utilities and High Income Fund | 3

Performance highlights (unaudited)
Risk summary
Shares of this closed-end fund are only available for purchase and sale at the current market price on the stock exchange on which it is listed. Shares of the Fund may trade at either a premium or discount relative to the Fund’s net asset value, and there can be no assurance that any discount will decrease. The values of, and/or the income generated by, securities held by the Fund may decline due to general market conditions or other factors, including those directly involving the issuers of such securities. Equity securities fluctuate in value in response to factors specific to the issuer of the security. Debt securities are subject to credit risk and interest rate risk, and high yield securities and unrated securities of similar credit quality have a much greater risk of default and their values tend to be more volatile than higher-rated securities with similar maturities. Funds that concentrate their investments in a single industry or sector may face increased risk of price fluctuation due to adverse developments within that industry or sector. The Fund is also subject to risks associated with any concentration of its investments in the utility sector. The Fund is leveraged through a revolving credit facility and also may incur leverage by issuing preferred shares in the future. The use of leverage results in certain risks, including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability, and foreign currency fluctuations. Derivatives involve additional risks, including interest rate risk, credit risk, the risk of improper valuation, and the risk of noncorrelation to the relevant instruments they are designed to hedge or closely track.

4 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
MANAGER’S DISCUSSION
Overview
The Fund’s return based on market value was 11.49% for the six-month period that ended February 28, 2026. Over the same period, the Fund’s return based on net asset value (NAV) was 12.61%, outperforming the 11.27% return for the ERH Blended Index.
Utilities more than doubled the gain of the S&P 500 Index.*
The Fund’s equity sleeve benchmark, the S&P 500 Utilities Index,** rose more than 14% for the period, beating the S&P 500 Index’s 6.6% return. The equity sleeve trailed its benchmark by less than 1%. Utilities performed well both early and late in the six-month period, supported by rising electricity demand and a shift away from the small group of large growth stocks that had previously driven the broader market. Investors also anticipated that lower interest rates could help rate-sensitive sectors, including utilities, and they sought defensive positioning as socioeconomic and political developments introduced additional uncertainty.
The equity sleeve added several new positions.
The managers initiated a position in PG&E Corporation, a California utility whose shares had weakened following severe wildfires in Southern California the previous year. Although the fires occurred outside PG&E’s service territory, they reminded investors of ongoing risks and the state’s evolving—yet imperfect—regulatory framework around wildfire liability. The managers believe this year could bring a more favorable wildfire framework.
The managers also bought NRG Energy, Inc., an independent power producer (IPP) and index component. IPP shares remain volatile as investors balance the benefits of increased electricity demand with concerns around data center expansion and uncertainty over who will absorb the related grid-upgrade costs.
In addition, the managers initiated a position in PPL Corporation, a now fully regulated U.S. utility following the sale of its U.K. operations. They also added to positions in Vistra Corp. and Xcel Energy Inc. on share-price weakness. Conversely, they reduced positions in two Michigan utilities, CMS Energy Corporation and DTE Energy Company, citing a regulatory environment that no longer justifies a premium valuation versus other states. They also pared positions in American Water Works Company, Inc. and Exelon Corporation, which they believe are less likely to benefit from accelerating electricity-demand growth.
The Fund did not own Edison International, a California utility affected by wildfires in its service territory in 2025. As hopes built for a constructive wildfire solution, Edison, an index stock, performed better than the index and not owning it was the largest detractor from relative results. Another significant detractor was not owning Consolidated Edison, Inc. The managers believe this company has below-average growth prospects given the challenging regulatory environment in New York and its lack of generation assets. The largest contributors to performance were overweight positions in several high-quality regulated utilities – NextEra Energy, Inc., Entergy Corporation, and Atmos Energy Corporation.

Ten largest holdings (%) as of February 28, 2026[1]
NextEra Energy, Inc.	13.78
Constellation Energy Corp.	8.02
Southern Co.	5.81
Vistra Corp.	4.78
Duke Energy Corp.	4.44
American Electric Power Co., Inc.	4.34
Entergy Corp.	4.33
Atmos Energy Corp.	4.23
Sempra	3.80
Ameren Corp.	3.33

[1]	Figures represent the percentage of the Fund’s net assets. Holdings are subject to change and may have changed since the date specified.

Sector allocation as of February 28, 2026[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
The utilities equity outlook remains attractive.
A combination of slower economic growth, geopolitical developments—including the Iran War—and strengthening electricity
*
The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.
**
The S&P 500 Utilities Index is a market-value-weighted index that measures the performance of all stocks within the utilities sector of the S&P 500 Index. You cannot invest directly in an index.

Allspring Utilities and High Income Fund | 5

Performance highlights (unaudited)
demand could continue to support utilities’ performance given their stable earnings growth. Fundamentals remain strong and the managers continue to expect healthy mid-single-digit earnings and dividend growth. In some cases, targeted earnings growth has edged higher, supported in part by rapid expansion in electricity-intensive data centers. Valuations also appear compelling:  On a price-to-earnings basis, the S&P 500 Utilities Index recently traded at close to a 20% discount to the S&P 500 Index, compared with a 15-year average of a modest premium.
Credit quality as of February 28, 2026[1]

[1]
The credit quality distribution of portfolio holdings reflected in the chart is based on ratings from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit quality ratings apply to the underlying holdings of the Fund and not to the Fund itself. The percentages of the portfolio with the ratings depicted in the chart are calculated based on the market value of fixed income securities held by the Fund. If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of the three rating agencies, the lower rating was utilized, and if rated by one of the rating agencies, that rating was utilized. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D
(lowest). Ratings from A to CCC may be modified by the addition of a plus
(+) or minus (-) sign to show relative standing within the rating categories.
Standard & Poor’s rates the creditworthiness of short-term notes from
SP-1 (highest) to SP-3 (lowest). Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from
MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Credit quality distribution is subject to change and may have changed since the date specified.

Within high income, higher-quality credits performed well as economic growth remained resilient.
Over the past year, U.S. economic growth moderated but remained resilient, with real U.S. gross domestic product expanding roughly 2.2% year over year. Growth was supported by solid consumer spending and continued investment in technology and AI-related infrastructure. Inflation moved closer to the Federal Reserve’s (Fed) 2.0% target, with core CPI easing to about 2.5% year over year by January 2026—its lowest level since 2021. The Fed cut rates by a cumulative 75 basis points (0.75%) in late 2025, bringing the federal funds target range to 3.50–3.75%. The Fed has since adopted a more patient, data-dependent stance amid uneven inflation readings and signs of labor-market cooling.
The U.S. unemployment rate rose to roughly 4.5%, its highest level since 2021. Overall, economic fundamentals remained healthy:  real wage growth was positive and household balance sheets continued to benefit from prior equity gains, even as housing activity softened. Looser monetary policy and supportive financial conditions sustained strength in risk assets, including high yield credit. Low default rates and elevated yields helped offset tighter credit spreads. Meanwhile, renewed policy uncertainty increased market dispersion as investors more actively priced growth, inflation, and policy risks for 2026 and beyond.
The high income sleeve added to banking and consumer cyclical holdings while trimming communications and technology.
Security selection—particularly among lower-rated credits—remained the primary focus of the high income sleeve. During the six-month period, we were slightly lower in yield and spread relative to the benchmark and modestly shorter in duration. Sector positioning shifted toward banking and consumer cyclical and away from communications and technology. In banking, hybrid securities issued by investment-grade financial firms offered attractive relative value versus BB-rated bonds. Within consumer cyclical, a series of targeted trades in retail issuers resulted in a higher overall allocation. Reductions in communications and technology stemmed from debt repayments and deliberate risk-management actions.
Lack of exposure to Multi-Color Corporation and timely divestiture of Saks Incorporated benefited relative performance during the quarter. Completely avoiding Multi-Color, which spiraled into default, was of significant benefit. Although the sleeve started the period with exposure to Saks, a timely divestiture ahead of the retailer’s subsequent decline added value. The two weakest performers were Hubbard Radio and Cornerstone Building Brands, Inc.* Hubbard appeared likely to breach a covenant, prompting the managers to exit the position. Cornerstone faced ongoing pressure amid a subdued housing market, despite what many agree is a structurally undersupplied market.
Geographic allocation as of February 28, 2026[1]

[1]	Figures represent the percentage of the Fund’s long-term investments. Allocations are subject to change and may have changed since the date specified.
Leverage had a positive impact.
The Fund’s use of leverage through bank borrowings had a positive impact on the NAV total return performance during this reporting period. As of February 28, 2026, the Fund had 16.21% leverage as a percent of total assets.
*
This security was no longer held at the end of the reporting period.

6 | Allspring Utilities and High Income Fund

Performance highlights (unaudited)
High income credit fundamentals remain healthy despite macroeconomic uncertainty.
Macroeconomic uncertainty has pushed interest rates lower and modestly widened high yield spreads, which remain near historical tights. At the sector level, rapid adoption of artificial intelligence is beginning to pressure certain business models, particularly those with high labor intensity or limited barriers to automation—factors that continue to warrant careful credit selection. High yield credit fundamentals remain strong:  the trailing 12-month default rate stands at 1.4%, marking the twenty-first consecutive month below 2%. Managers expect this low-default environment to persist into the first half of 2026, supported by anticipated Fed cuts.
Fund distributions
Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “Order”), the Fund is authorized to distribute long-term capital gains to shareholders more frequently than once per year. Pursuant to the Order, the Fund’s Board of Trustees approved a managed distribution plan pursuant to which the Fund makes monthly cash distributions to common shareholders. The Fund’s managed distribution plan had no effect on the Fund’s investment strategy during the six months ended February 28, 2026 and is not expected to have such an effect in future periods. If distributions exceed Fund returns, they will cause its NAV per share to erode. Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of its managed distribution plan. For the six months ended February 28, 2026, the Fund’s total distributions were $0.50 per share. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non dividend distributions, also known as return of capital distributions. The federal income tax character of distributions is determined after the end of the calendar year and reported to shareholders on Form 1099-DIV.

Allspring Utilities and High Income Fund | 7

Portfolio of investments—February 28, 2026 (unaudited)
Portfolio of investments

	Interest rate	Maturity date	Principal	Value
Asset-backed securities: 0.09%
Uniti Fiber ABS Issuer LLC Series 2025-1A Class B144A	6.37%	4-20-2055	$105,000	$108,005
Total asset-backed securities (Cost $105,000)				108,005

	Shares
Common stocks: 88.45%
Energy: 0.18%
Oil, gas & consumable fuels: 0.18%
Enviva, Inc. (Acquired 12-06-2024, cost $72,563)†˃	13,298	221,079
Health care: 0.07%
Health care providers & services: 0.07%
Modivcare Topco LLC†	15,160	85,275
Utilities: 88.20%
Electric utilities: 54.97%
Alliant Energy Corp.	40,872	2,956,681
American Electric Power Co., Inc.	39,950	5,346,109
Constellation Energy Corp.	29,931	9,873,638
Duke Energy Corp.	41,759	5,464,165
Entergy Corp.	49,737	5,327,330
Eversource Energy	17,981	1,370,332
Exelon Corp.	28,278	1,398,913
FirstEnergy Corp.	39,363	2,013,811
NextEra Energy, Inc.	180,866	16,959,805
NRG Energy, Inc.	9,943	1,779,399
PG&E Corp.	97,994	1,861,886
PPL Corp.	60,289	2,350,065
Southern Co.	73,408	7,148,471
Xcel Energy, Inc.	45,562	3,798,049
		67,648,654
Gas utilities: 4.23%
Atmos Energy Corp.	27,860	5,203,969
Independent power and renewable electricity producers: 4.78%
Vistra Corp.	33,882	5,891,741
Multi-utilities: 22.66%
Ameren Corp.	36,180	4,098,470
CenterPoint Energy, Inc.	90,987	3,957,935
CMS Energy Corp.	37,408	2,920,443
Dominion Energy, Inc.	32,328	2,041,190
DTE Energy Co.	22,976	3,405,962
Public Service Enterprise Group, Inc.	42,514	3,659,180
Sempra	48,616	4,680,262
WEC Energy Group, Inc.	26,692	3,121,896
		27,885,338
The accompanying notes are an integral part of these financial statements.
8 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Shares	Value
Water utilities: 1.56%
American Water Works Co., Inc.	14,130	$1,922,104
Total common stocks (Cost $65,500,107)		108,858,160

	Interest rate	Maturity date	Principal
Corporate bonds and notes: 26.43%
Basic materials: 0.78%
Chemicals: 0.61%
Celanese U.S. Holdings LLC	6.50%	4-15-2030	$185,000	189,581
Celanese U.S. Holdings LLC	7.38	7-15-2032	85,000	89,608
Chemours Co.144A%%	7.88	3-15-2034	95,000	94,881
Chemours Co.144A	8.00	1-15-2033	190,000	193,239
SCIH Salt Holdings, Inc.144A	6.63	5-1-2029	185,000	184,538
				751,847
Iron/steel: 0.17%
Cleveland-Cliffs, Inc.144A	7.00	3-15-2032	200,000	203,125
Communications: 4.02%
Advertising: 0.47%
Clear Channel Outdoor Holdings, Inc.144A	7.13	2-15-2031	255,000	269,538
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	4.63	3-15-2030	135,000	132,441
Outfront Media Capital LLC/Outfront Media Capital Corp.144A	7.38	2-15-2031	170,000	178,720
				580,699
Internet: 0.64%
Arches Buyer, Inc.144A	4.25	6-1-2028	75,000	72,640
Arches Buyer, Inc.144A	6.13	12-1-2028	170,000	160,440
Cablevision Lightpath LLC144A	5.63	9-15-2028	130,000	129,904
Match Group Holdings II LLC144A	5.63	2-15-2029	130,000	129,777
Match Group Holdings II LLC144A	6.13	9-15-2033	115,000	114,685
Wayfair LLC144A	6.75	11-15-2032	170,000	173,263
				780,709
Media: 1.76%
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.25	1-15-2034	345,000	300,530
CCO Holdings LLC/CCO Holdings Capital Corp.144A	4.50	8-15-2030	450,000	429,222
CCO Holdings LLC/CCO Holdings Capital Corp.	4.50	5-1-2032	75,000	68,637
CCO Holdings LLC/CCO Holdings Capital Corp.144A	5.38	6-1-2029	85,000	84,798
CSC Holdings LLC144A	3.38	2-15-2031	150,000	89,413
CSC Holdings LLC144A	5.50	4-15-2027	185,000	156,850
CSC Holdings LLC144A	5.75	1-15-2030	90,000	34,773
CSC Holdings LLC144A	11.25	5-15-2028	120,000	95,072
DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc.144A	5.88	8-15-2027	35,000	35,041
DISH DBS Corp.144A	5.75	12-1-2028	90,000	87,103
DISH Network Corp.144A	11.75	11-15-2027	295,000	305,406
Gray Media, Inc.144A	9.63	7-15-2032	125,000	129,873
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 9

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media(continued)
Paramount Global (U.S. SOFR 3 Month+3.90%)±	6.25%	2-28-2057	$140,000	$108,542
Sirius XM Radio LLC144A	4.13	7-1-2030	260,000	245,071
				2,170,331
Telecommunications: 1.15%
EchoStar Corp. (PIK at 6.75%)¥	6.75	11-30-2030	451,149	456,903
Level 3 Financing, Inc.144A	3.63	1-15-2029	130,000	122,200
Level 3 Financing, Inc.144A	6.88	6-30-2033	135,000	139,816
Level 3 Financing, Inc.144A	8.50	1-15-2036	155,000	161,386
SV RNO Property Owner 1 LLC144A	5.88	3-1-2031	130,000	130,582
Uniti Group LP/Uniti Group Finance 2019, Inc./CSL Capital LLC144A	8.63	6-15-2032	60,000	60,853
Windstream Services LLC/Windstream Escrow Finance Corp.144A	8.25	10-1-2031	165,000	173,718
WULF Compute LLC144A	7.75	10-15-2030	165,000	174,737
				1,420,195
Consumer, cyclical: 4.80%
Airlines: 0.12%
JetBlue Airways Corp./JetBlue Loyalty LP144A	9.88	9-20-2031	145,000	147,356
Apparel: 0.11%
Beach Acquisition Bidco LLC (PIK at 10.75%)144A¥	10.00	7-15-2033	126,485	139,766
Auto manufacturers: 0.04%
Nissan Motor Acceptance Co. LLC144A	7.05	9-15-2028	40,000	41,564
Auto parts & equipment: 0.47%
Adient Global Holdings Ltd.144A	7.50	2-15-2033	165,000	173,169
Adient Global Holdings Ltd.144A	8.25	4-15-2031	30,000	31,384
American Axle & Manufacturing, Inc.	5.00	10-1-2029	110,000	107,465
American Axle & Manufacturing, Inc.144A	7.75	10-15-2033	75,000	76,226
ZF North America Capital, Inc.144A	6.88	4-23-2032	105,000	105,334
ZF North America Capital, Inc.144A	7.50	3-24-2031	85,000	87,602
				581,180
Distribution/wholesale: 0.04%
RB Global Holdings, Inc.144A	7.75	3-15-2031	40,000	41,587
Entertainment: 0.91%
Churchill Downs, Inc.144A	6.75	5-1-2031	170,000	175,118
Cinemark USA, Inc.144A	7.00	8-1-2032	300,000	312,457
Discovery Global Holdings, Inc.	4.05	3-15-2029	130,000	128,618
Discovery Global Holdings, Inc.	4.28	3-15-2032	80,000	73,500
Discovery Global Holdings, Inc.	5.05	3-15-2042	105,000	73,762
Six Flags Entertainment Corp.144A	7.25	5-15-2031	40,000	39,259
Six Flags Entertainment Corp./Canada’s Wonderland Co./Millennium Operations LLC144A	8.63	1-15-2032	95,000	96,187
Six Flags Entertainment Corp./Six Flags Theme Parks, Inc./Canada’s Wonderland Co.144A	6.63	5-1-2032	220,000	223,672
				1,122,573
The accompanying notes are an integral part of these financial statements.
10 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Home builders: 0.44%
Ashton Woods USA LLC/Ashton Woods Finance Co.144A	6.88%	8-1-2033	$190,000	$191,777
Century Communities, Inc.144A	6.63	9-15-2033	105,000	106,692
K Hovnanian Enterprises, Inc.144A	8.38	10-1-2033	85,000	87,165
LGI Homes, Inc.144A	8.75	12-15-2028	150,000	156,504
				542,138
Home furnishings: 0.10%
Whirlpool Corp.	6.13	6-15-2030	125,000	125,561
Housewares: 0.22%
Newell Brands, Inc.	6.38	5-15-2030	125,000	125,384
Newell Brands, Inc.144A	8.50	6-1-2028	140,000	147,364
				272,748
Leisure time: 0.37%
NCL Corp. Ltd.144A	6.25	9-15-2033	145,000	146,355
NCL Corp. Ltd.144A	6.75	2-1-2032	80,000	82,387
NCL Corp. Ltd.144A	7.75	2-15-2029	50,000	53,424
Viking Cruises Ltd.144A	5.88	10-15-2033	50,000	51,008
Viking Cruises Ltd.144A	7.00	2-15-2029	125,000	125,188
				458,362
Lodging: 0.22%
Genting New York LLC/GENNY Capital, Inc.144A	7.25	10-1-2029	140,000	145,156
Hilton Domestic Operating Co., Inc.144A	6.13	4-1-2032	125,000	129,231
				274,387
Retail: 1.76%
Advance Auto Parts, Inc.144A	7.38	8-1-2033	195,000	199,837
Carvana Co.144A	9.00	6-1-2030	295,000	307,113
Carvana Co.144A	9.00	6-1-2031	105,000	115,157
FirstCash, Inc.144A	4.63	9-1-2028	90,000	88,905
FirstCash, Inc.144A	6.88	3-1-2032	235,000	242,520
Macy’s Retail Holdings LLC144A	6.13	3-15-2032	125,000	125,907
Michaels Cos., Inc.144A	7.88	5-1-2029	105,000	105,473
Michaels Cos., Inc.144A%%	8.50	3-15-2033	220,000	213,995
Petco Health & Wellness Co., Inc.144A	8.25	2-1-2031	30,000	29,299
PetSmart LLC/PetSmart Finance Corp.144A	7.50	9-15-2032	180,000	182,138
PetSmart LLC/PetSmart Finance Corp.144A	10.00	9-15-2033	110,000	110,314
QXO Building Products, Inc.144A	6.75	4-30-2032	120,000	124,286
Sally Holdings LLC/Sally Capital, Inc.	6.75	3-1-2032	100,000	103,816
Sonic Automotive, Inc.144A	4.63	11-15-2029	65,000	63,914
Sonic Automotive, Inc.144A	4.88	11-15-2031	155,000	149,761
				2,162,435
Consumer, non-cyclical: 4.02%
Commercial services: 1.61%
ADT Security Corp.144A	5.88	10-15-2033	75,000	76,227
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 11

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Commercial services(continued)
Allied Universal Holdco LLC144A	7.88%	2-15-2031	$140,000	$147,911
Block, Inc.	6.50	5-15-2032	190,000	195,464
CoreCivic, Inc.	8.25	4-15-2029	315,000	327,552
GEO Group, Inc.	8.63	4-15-2029	200,000	208,103
GEO Group, Inc.	10.25	4-15-2031	180,000	193,271
Herc Holdings, Inc.144A	7.00	6-15-2030	185,000	193,865
Herc Holdings, Inc.144A	7.25	6-15-2033	165,000	174,416
Sabre Financial Borrower LLC144A	11.13	6-15-2029	80,000	77,083
Sotheby’s/BidFair Holdings, Inc.144A	5.88	6-1-2029	250,000	240,532
Veritiv Operating Co.144A	10.50	11-30-2030	135,000	144,446
				1,978,870
Food: 0.19%
Industrial F&B Investments III, Inc.144A	7.75	2-11-2033	125,000	128,292
Performance Food Group, Inc.144A	6.13	9-15-2032	105,000	107,782
				236,074
Healthcare-services: 1.89%
CHS/Community Health Systems, Inc.144A	5.25	5-15-2030	95,000	91,279
CHS/Community Health Systems, Inc.144A	6.00	1-15-2029	125,000	124,522
CHS/Community Health Systems, Inc.144A	6.88	4-15-2029	115,000	111,091
CHS/Community Health Systems, Inc.144A	10.88	1-15-2032	64,000	69,358
Concentra Health Services, Inc.144A	6.88	7-15-2032	235,000	245,374
DaVita, Inc.144A	6.88	9-1-2032	360,000	374,071
IQVIA, Inc.144A	6.25	6-1-2032	60,000	61,721
Molina Healthcare, Inc.144A	6.25	1-15-2033	100,000	98,372
MPH Acquisition Holdings LLC144A	5.75	12-31-2030	74,180	54,382
MPH Acquisition Holdings LLC (PIK at 0.75%)144A¥	6.75	3-31-2031	89,407	57,220
MPH Acquisition Holdings LLC (PIK at 5.00%)144A¥	11.50	12-31-2030	83,171	74,022
Pediatrix Medical Group, Inc.144A	5.38	2-15-2030	155,000	153,997
Radiology Partners, Inc.144A	8.50	7-15-2032	150,000	154,452
Star Parent, Inc.144A	9.00	10-1-2030	240,000	243,592
Surgery Center Holdings, Inc.144A	7.25	4-15-2032	115,000	114,860
Tenet Healthcare Corp.	6.75	5-15-2031	290,000	301,100
				2,329,413
Pharmaceuticals: 0.33%
AdaptHealth LLC144A	5.13	3-1-2030	165,000	158,989
Endo Finance Holdings LP144A	8.50	4-15-2031	235,000	249,756
				408,745
Energy: 3.04%
Energy-alternate sources: 0.00%
Enviva Partners LP/Enviva Partners Finance Corp.144A♦†	6.50	1-15-2026	635,000	0
Oil & gas: 0.66%
Aethon United BR LP/Aethon United Finance Corp.144A	7.50	10-1-2029	90,000	94,679
California Resources Corp.144A	7.00	1-15-2034	65,000	66,190
The accompanying notes are an integral part of these financial statements.
12 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Oil & gas(continued)
California Resources Corp.144A	8.25%	6-15-2029	$195,000	$204,713
Caturus Energy LLC144A	8.50	2-15-2030	50,000	52,246
Hilcorp Energy I LP/Hilcorp Finance Co.144A	6.00	2-1-2031	125,000	121,758
Nabors Industries, Inc.144A	9.13	1-31-2030	150,000	157,729
SM Energy Co.144A	9.63	6-15-2033	100,000	110,574
				807,889
Oil & gas services: 0.69%
Archrock Partners LP/Archrock Partners Finance Corp.144A	6.63	9-1-2032	150,000	156,096
Bristow Group, Inc.144A	6.75	2-1-2033	175,000	177,568
Bristow Group, Inc.144A	6.88	3-1-2028	225,000	225,000
Oceaneering International, Inc.	6.00	2-1-2028	115,000	117,008
SESI LLC144A	7.88	9-30-2030	140,000	142,945
USA Compression Partners LP/USA Compression Finance Corp.144A	6.25	10-1-2033	30,000	30,509
				849,126
Pipelines: 1.69%
Antero Midstream Partners LP/Antero Midstream Finance Corp.144A	5.75	10-15-2033	85,000	86,288
Buckeye Partners LP144A	6.88	7-1-2029	90,000	93,377
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	5.50	6-15-2031	100,000	99,728
CQP Holdco LP/BIP-V Chinook Holdco LLC144A	7.50	12-15-2033	195,000	210,357
Excelerate Energy LP144A	8.00	5-15-2030	160,000	169,605
Harvest Midstream I LP144A	7.50	9-1-2028	175,000	176,950
Hess Midstream Operations LP144A	5.50	10-15-2030	80,000	80,603
Hess Midstream Operations LP144A	6.50	6-1-2029	40,000	41,390
Prairie Acquiror LP144A	9.00	8-1-2029	125,000	130,436
Rockies Express Pipeline LLC144A	6.75	3-15-2033	50,000	52,671
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.144A	6.00	12-31-2030	210,000	212,814
Venture Global LNG, Inc.144A	8.38	6-1-2031	120,000	122,885
Venture Global LNG, Inc.144A	9.88	2-1-2032	135,000	143,024
Venture Global LNG, Inc. (5 Year Treasury Constant Maturity+5.44%)144Aʊ±	9.00	9-30-2029	225,000	196,780
Venture Global Plaquemines LNG LLC144A	7.50	5-1-2033	240,000	266,239
				2,083,147
Financial: 4.73%
Banks: 0.71%
Citigroup, Inc. Series HH (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.63	2-15-2031	425,000	439,357
PNC Financial Services Group, Inc. Series U (5 Year Treasury Constant Maturity+3.00%)ʊ±	6.00	5-15-2027	215,000	216,775
Wells Fargo & Co. (5 Year Treasury Constant Maturity+2.77%)ʊ±	6.85	9-15-2029	205,000	216,203
				872,335
Diversified financial services: 1.64%
Azorra Finance Ltd.144A	7.25	1-15-2031	145,000	151,335
Encore Capital Group, Inc.144A	9.25	4-1-2029	200,000	209,329
EZCORP, Inc.144A	7.38	4-1-2032	105,000	112,448
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 13

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Diversified financial services(continued)
Jane Street Group/JSG Finance, Inc.144A	6.13%	11-1-2032	$95,000	$95,567
Jane Street Group/JSG Finance, Inc.144A	6.75	5-1-2033	70,000	71,833
Jane Street Group/JSG Finance, Inc.144A	7.13	4-30-2031	165,000	171,665
Jefferson Capital Holdings LLC144A	8.25	5-15-2030	60,000	62,862
Jefferson Capital Holdings LLC144A	9.50	2-15-2029	105,000	110,645
Navient Corp.	11.50	3-15-2031	40,000	42,386
OneMain Finance Corp.	7.88	3-15-2030	195,000	203,961
PRA Group, Inc.144A	5.00	10-1-2029	119,000	109,844
Provident Funding Associates LP/PFG Finance Corp.144A	9.75	9-15-2029	140,000	145,133
Rocket Cos., Inc.144A	6.13	8-1-2030	70,000	71,817
Rocket Cos., Inc.144A	7.13	2-1-2032	155,000	162,109
United Wholesale Mortgage LLC144A	5.50	4-15-2029	235,000	230,472
United Wholesale Mortgage LLC144A	6.25	3-15-2031	65,000	62,801
				2,014,207
Insurance: 0.84%
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer144A	7.38	10-1-2032	320,000	316,408
AmWINS Group, Inc.144A	6.38	2-15-2029	115,000	117,026
Asurion LLC & Asurion Co-Issuer, Inc.144A	8.00	12-31-2032	60,000	63,018
Asurion LLC & Asurion Co-Issuer, Inc.144A	8.38	2-1-2034	170,000	169,178
Broadstreet Partners Group LLC144A	5.88	4-15-2029	110,000	106,535
HUB International Ltd.144A	7.25	6-15-2030	30,000	30,944
HUB International Ltd.144A	7.38	1-31-2032	225,000	229,011
				1,032,120
Investment Companies: 0.09%
HA Sustainable Infrastructure Capital, Inc. (5 Year Treasury Constant Maturity+4.30%)±	8.00	6-1-2056	105,000	110,604
REITs: 1.45%
Blackstone Mortgage Trust, Inc.144A	7.75	12-1-2029	120,000	127,912
Brandywine Operating Partnership LP	6.13	1-15-2031	75,000	71,169
Brandywine Operating Partnership LP	8.88	4-12-2029	100,000	106,232
Iron Mountain, Inc.144A	4.50	2-15-2031	185,000	178,435
Iron Mountain, Inc.144A	5.25	7-15-2030	270,000	268,648
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp.144A	7.00	7-15-2031	220,000	231,978
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer144A	7.00	2-1-2030	140,000	144,952
RHP Hotel Properties LP/RHP Finance Corp.144A%%	5.75	3-15-2034	155,000	156,131
RHP Hotel Properties LP/RHP Finance Corp.144A	6.50	6-15-2033	140,000	145,431
Starwood Property Trust, Inc.144A	6.50	7-1-2030	180,000	187,205
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC144A	6.00	1-15-2030	60,000	56,699
Vornado Realty LP	5.75	2-1-2033	115,000	116,681
				1,791,473
Industrial: 2.19%
Aerospace/defense: 0.36%
TransDigm, Inc.144A	6.63	3-1-2032	425,000	440,296
The accompanying notes are an integral part of these financial statements.
14 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Building materials: 0.55%
Camelot Return Merger Sub, Inc.144A	8.75%	8-1-2028	$155,000	$117,027
CP Atlas Buyer, Inc.144A	9.75	7-15-2030	50,000	50,047
EMRLD Borrower LP/Emerald Co-Issuer, Inc.144A	6.63	12-15-2030	240,000	248,399
Quikrete Holdings, Inc.144A	6.38	3-1-2032	50,000	51,965
Quikrete Holdings, Inc.144A	6.75	3-1-2033	110,000	114,340
Standard Building Solutions, Inc.144A	6.25	8-1-2033	90,000	91,679
				673,457
Electrical components & equipment: 0.31%
Energizer Holdings, Inc.144A	4.38	3-31-2029	165,000	160,280
WESCO Distribution, Inc.144A	6.63	3-15-2032	215,000	223,658
				383,938
Electronics: 0.01%
Sensata Technologies, Inc.144A	6.63	7-15-2032	20,000	20,936
Environmental control: 0.11%
Clean Harbors, Inc.144A	6.38	2-1-2031	130,000	133,474
Machinery-diversified: 0.25%
Chart Industries, Inc.144A	7.50	1-1-2030	95,000	98,687
Chart Industries, Inc.144A	9.50	1-1-2031	110,000	115,710
TK Elevator U.S. Newco, Inc.144A	5.25	7-15-2027	90,000	89,964
				304,361
Miscellaneous manufacturing: 0.09%
Entegris, Inc.144A	5.95	6-15-2030	110,000	112,171
Packaging & containers: 0.21%
Clydesdale Acquisition Holdings, Inc.144A	6.88	1-15-2030	60,000	60,920
Clydesdale Acquisition Holdings, Inc.144A	8.75	4-15-2030	200,000	199,118
				260,038
Trucking & leasing: 0.30%
FTAI Aviation Investors LLC144A	7.00	5-1-2031	275,000	288,757
FTAI Aviation Investors LLC144A	7.00	6-15-2032	80,000	83,976
				372,733
Technology: 1.33%
Computers: 0.13%
Diebold Nixdorf, Inc.144A	7.75	3-31-2030	155,000	163,482
Office/business equipment: 0.14%
Zebra Technologies Corp.144A	6.50	6-1-2032	165,000	169,120
Software: 1.06%
AthenaHealth Group, Inc.144A	6.50	2-15-2030	335,000	314,989
Cloud Software Group, Inc.144A	8.25	6-30-2032	225,000	225,188
Cloud Software Group, Inc.144A	9.00	9-30-2029	190,000	186,057
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 15

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Software(continued)
CoreWeave, Inc.144A	9.00%	2-1-2031	$180,000	$173,676
Ellucian Holdings, Inc.144A	6.50	12-1-2029	80,000	78,450
Rocket Software, Inc.144A	6.50	2-15-2029	45,000	37,674
Rocket Software, Inc.144A	9.00	11-28-2028	170,000	165,752
SS&C Technologies, Inc.144A	6.50	6-1-2032	115,000	117,214
				1,299,000
Utilities: 1.52%
Electric: 1.52%
AES Corp. (5 Year Treasury Constant Maturity+2.89%)±	6.95	7-15-2055	90,000	86,986
AES Corp. (5 Year Treasury Constant Maturity+3.20%)±	7.60	1-15-2055	115,000	115,591
Duke Energy Corp. (5 Year Treasury Constant Maturity+2.59%)±	6.45	9-1-2054	200,000	210,742
Edison International (5 Year Treasury Constant Maturity+3.86%)±	8.13	6-15-2053	115,000	119,541
EUSHI Finance, Inc. (5 Year Treasury Constant Maturity+3.14%)±	7.63	12-15-2054	205,000	216,415
PacifiCorp (5 Year Treasury Constant Maturity+3.29%)±	7.13	8-15-2056	175,000	171,996
Pattern Energy Operations LP/Pattern Energy Operations, Inc.144A	4.50	8-15-2028	225,000	222,393
PG&E Corp. (5 Year Treasury Constant Maturity+3.88%)±	7.38	3-15-2055	210,000	217,246
Sempra (5 Year Treasury Constant Maturity+2.87%)±	4.13	4-1-2052	110,000	108,573
Vistra Corp. (5 Year Treasury Constant Maturity+5.74%)144Aʊ±	7.00	12-15-2026	105,000	106,257
Vistra Corp. Series C (5 Year Treasury Constant Maturity+5.05%)144Aʊ±	8.88	1-15-2029	110,000	121,162
Vistra Operations Co. LLC144A	7.75	10-15-2031	160,000	169,082
				1,865,984
Total corporate bonds and notes (Cost $31,834,526)				32,529,556
Loans: 1.46%
Communications: 0.24%
Media: 0.16%
DIRECTV Financing LLC (U.S. SOFR 3 Month+5.25%)±	9.18	8-2-2029	144,176	144,131
EW Scripps Co. (U.S. SOFR 1 Month+5.75%)±	9.53	6-30-2028	54,205	54,612
				198,743
Telecommunications: 0.08%
Connect Finco Sarl (U.S. SOFR 1 Month+4.50%)±	8.17	9-27-2029	99,493	99,291
Consumer, cyclical: 0.38%
Airlines: 0.09%
Vista Management Holding, Inc. (U.S. SOFR 3 Month+3.75%)±	7.41	4-1-2031	114,450	114,522
Housewares: 0.13%
American Greetings Corp. (U.S. SOFR 1 Month+5.75%)±	9.42	10-30-2029	152,496	152,115
Retail: 0.16%
Michaels Cos., Inc. (U.S. SOFR 3 Month+4.25%)±	8.18	4-17-2028	84,778	84,602
Petco Health & Wellness Co., Inc. (U.S. SOFR 1 Month+4.25%)±	8.04	2-3-2031	120,000	115,050
				199,652
The accompanying notes are an integral part of these financial statements.
16 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Consumer, non-cyclical: 0.23%
Commercial services: 0.07%
Hertz Corp. (U.S. SOFR 1 Month+3.50%)±	7.29%	6-30-2028	$114,003	$87,624
Healthcare-products: 0.06%
Bausch & Lomb Corp. (U.S. SOFR 1 Month+3.75%)±	7.42	1-15-2031	79,600	79,560
Healthcare-services: 0.10%
Modivcare Buyer LLC (U.S. SOFR 3 Month+5.00%)±	8.69	12-30-2032	112,156	103,184
MPH Acquisition Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.42	12-31-2030	17,779	17,503
				120,687
Energy: 0.14%
Pipelines: 0.14%
Crescent Midstream Intermediate Holdings LLC (U.S. SOFR 3 Month+3.75%)±	7.42	2-18-2033	105,000	105,263
Prairie Acquiror LP (U.S. SOFR 1 Month+3.25%)±	6.92	8-1-2029	68,782	68,799
				174,062
Financial: 0.06%
Insurance: 0.06%
Asurion LLC (U.S. SOFR 1 Month+4.25%)±	7.92	9-19-2030	69,109	68,884
Industrial: 0.30%
Machinery-diversified: 0.12%
TK Elevator Midco GmbH (U.S. SOFR 1 Month+2.75%)±	6.48	4-30-2030	150,000	150,000
Packaging & containers: 0.18%
Mauser Packaging Solutions Holding Co. (U.S. SOFR 3 Month+3.50%)±	7.16	4-15-2030	105,000	103,212
Owens-Illinois, Inc. (U.S. SOFR 1 Month+3.00%)±	6.67	9-30-2032	110,000	110,000
				213,212
Technology: 0.11%
Computers: 0.07%
McAfee Corp. (U.S. SOFR 1 Month+3.00%)±	6.67	3-1-2029	103,950	90,177
Software: 0.04%
Rocket Software, Inc. (U.S. SOFR 1 Month+3.75%)±	7.42	11-28-2028	49,129	45,587
Total loans (Cost $1,832,908)				1,794,116
Yankee corporate bonds and notes: 5.62%
Communications: 1.34%
Internet: 0.21%
Rakuten Group, Inc.144A	9.75	4-15-2029	235,000	260,653
Media: 0.37%
Virgin Media Finance PLC144A	5.00	7-15-2030	90,000	75,405
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 17

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Media(continued)
Virgin Media Secured Finance PLC144A	4.50%	8-15-2030	$250,000	$227,890
VZ Secured Financing BV144A	5.00	1-15-2032	170,000	151,076
				454,371
Telecommunications: 0.76%
Rogers Communications, Inc. (5 Year Treasury Constant Maturity+2.62%)±	7.13	4-15-2055	325,000	344,198
Telecom Italia Capital SA	7.20	7-18-2036	145,000	160,656
TELUS Corp. (5 Year Treasury Constant Maturity+2.52%)±	6.63	6-9-2056	40,000	40,323
TELUS Corp. (5 Year Treasury Constant Maturity+2.77%)±	6.63	10-15-2055	175,000	180,708
Zegona Finance PLC144A	8.63	7-15-2029	200,000	211,191
				937,076
Consumer, cyclical: 0.79%
Airlines: 0.38%
Air Canada Pass-Through Trust Series 2020-1 Class C144A	10.50	7-15-2026	125,000	127,614
Latam Airlines Group SA144A	7.63	1-7-2031	95,000	99,484
Latam Airlines Group SA144A	7.88	4-15-2030	130,000	135,519
VistaJet Malta Finance PLC/Vista Management Holding, Inc.144A	6.38	2-1-2030	110,000	102,331
				464,948
Auto manufacturers: 0.12%
Nissan Motor Co. Ltd.144A	8.13	7-17-2035	140,000	152,879
Entertainment: 0.08%
Banijay Entertainment SASU144A	8.13	5-1-2029	100,000	103,517
Leisure time: 0.21%
Carnival Corp.144A	5.75	8-1-2032	60,000	62,268
Carnival Corp.144A	6.13	2-15-2033	185,000	191,522
				253,790
Consumer, non-cyclical: 1.19%
Cosmetics/Personal Care: 0.34%
Opal Bidco SAS144A	6.50	3-31-2032	185,000	190,548
Perrigo Finance Unlimited Co.	6.13	9-30-2032	235,000	229,942
				420,490
Food: 0.19%
Froneri Lux Finco Sarl144A	6.00	8-1-2032	230,000	231,278
Healthcare-products: 0.14%
Bausch & Lomb Corp.144A	8.38	10-1-2028	170,000	176,163
Pharmaceuticals: 0.52%
1261229 BC Ltd.144A	10.00	4-15-2032	305,000	315,411
Bausch Health Cos., Inc.144A	6.25	2-15-2029	75,000	59,250
Teva Pharmaceutical Finance Netherlands III BV	8.13	9-15-2031	230,000	264,034
				638,695
The accompanying notes are an integral part of these financial statements.
18 | Allspring Utilities and High Income Fund

Portfolio of investments—February 28, 2026 (unaudited)

	Interest rate	Maturity date	Principal	Value
Energy: 0.31%
Coal: 0.00%
Griffin Coal Mining Co. Pty. Ltd.144A♦†	9.50%	12-1-2049	$60,913	$0
Oil & gas: 0.11%
Borr IHC Ltd./Borr Finance LLC144A	10.00	11-15-2028	64,024	66,686
Saturn Oil & Gas, Inc.144A	9.63	6-15-2029	59,000	60,665
				127,351
Pipelines: 0.20%
Enbridge, Inc. (5 Year Treasury Constant Maturity+3.71%)±	7.38	1-15-2083	240,000	248,394
Financial: 1.16%
Banks: 0.64%
Banco del Estado de Chile (5 Year Treasury Constant Maturity+3.23%)144Aʊ±	7.95	5-2-2029	120,000	128,520
BNP Paribas SA (5 Year Treasury Constant Maturity+2.85%)144Aʊ±	6.88	12-15-2033	130,000	130,686
BNP Paribas SA (5 Year Treasury Constant Maturity+3.73%)144Aʊ±	8.00	8-22-2031	190,000	207,523
UBS Group AG (5 Year Treasury Constant Maturity+3.40%)144Aʊ±	4.88	2-12-2027	105,000	104,562
UBS Group AG (USD SOFR ICE Swap Rate 11:00am NY 5 Year+3.24%)144Aʊ±	6.63	1-8-2031	215,000	215,405
				786,696
Diversified financial services: 0.52%
GGAM Finance Ltd.144A	5.88	3-15-2030	225,000	228,559
Global Aircraft Leasing Co. Ltd.144A	8.75	9-1-2027	200,000	206,150
goeasy Ltd.144A	7.63	7-1-2029	220,000	206,245
				640,954
Industrial: 0.37%
Electronics: 0.14%
Sensata Technologies BV144A	5.88	9-1-2030	175,000	177,023
Packaging & containers: 0.23%
Trivium Packaging Finance BV144A	8.25	7-15-2030	126,000	134,984
Trivium Packaging Finance BV144A	12.25	1-15-2031	130,000	143,138
				278,122
Technology: 0.27%
Computers: 0.18%
Seagate Data Storage Technology Pte. Ltd.144A	8.50	7-15-2031	205,000	215,645
Semiconductors: 0.09%
Kioxia Holdings Corp.144A	6.63	7-24-2033	105,000	110,656
Utilities: 0.19%
Electric: 0.19%
Algonquin Power & Utilities Corp. (5 Year Treasury Constant Maturity+3.25%)±	4.75	1-18-2082	235,000	233,066
Total yankee corporate bonds and notes (Cost $6,834,814)				6,911,767
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 19

Portfolio of investments—February 28, 2026 (unaudited)

		Yield	Shares	Value
Short-term investments: 2.66%
Investment companies: 2.66%
Allspring Government Money Market Fund Select Class♠∞##		3.62%	3,276,084	$3,276,084
Total short-term investments (Cost $3,276,084)				3,276,084
Total investments in securities (Cost $109,383,439)	124.71%			153,477,688
Other assets and liabilities, net	(24.71)			(30,408,220)
Total net assets	100.00%			$123,069,468

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.
†	Non-income-earning security
˃
Restricted security as to resale, excluding Rule 144A securities. The Fund held a restricted security with current value of $221,079 (original cost of $72,563), representing 0.18% of its net assets as of period end.

%%	The security is purchased on a when-issued basis.
±	Variable rate investment. The rate shown is the rate in effect at period end.
¥
A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities or a combination of both.
The rate shown is the rate in effect at period end.

♦	The security is fair valued in accordance with procedures approved by Allspring Funds Management, LLC.
ʊ	Security is perpetual in nature and has no stated maturity date. The date shown reflects the next call date.
♠	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
∞	The rate represents the 7-day annualized yield at period end.
##	All or a portion of this security is segregated as collateral for when-issued securities.

Abbreviations:
REIT	Real estate investment trust
SOFR	Secured Overnight Financing Rate
Investments in affiliates
An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same adviser or investment manager. Transactions with issuers that were affiliates of the Fund at the end of the period were as follows:
	Value, beginning of period	Purchases	Sales proceeds	Net realized gains (losses)	Net change in unrealized gains (losses)	Value, end of period	Shares, end of period	Income from affiliated securities
Short-term investments
Allspring Government Money Market Fund Select Class	$1,978,197	$12,007,227	$(10,709,340)	$0	$0	$3,276,084	3,276,084	$38,841
The accompanying notes are an integral part of these financial statements.
20 | Allspring Utilities and High Income Fund

Statement of assets and liabilities—February 28, 2026 (unaudited)
Financial statements
Statement of assets and liabilities
Assets
Investments in unaffiliated securities, at value (cost $106,107,355)	$150,201,604
Investments in affiliated securities, at value (cost $3,276,084)	3,276,084
Cash	26
Receivable for dividends and interest	1,239,214
Receivable for investments sold	297,779
Prepaid expenses and other assets	24,543
Total assets	155,039,250
Liabilities
Secured borrowing payable	30,000,000
Payable for investments purchased	964,732
Dividends payable	748,706
Advisory fee payable	58,501
Administration fee payable	5,850
Trustees’ fees and expenses payable	1,761
Accrued expenses and other liabilities	190,232
Total liabilities	31,969,782
Total net assets	$123,069,468
Net assets consist of
Paid-in capital	$85,950,902
Total distributable earnings	37,118,566
Total net assets	$123,069,468
Net asset value per share
Based on $123,069,468 divided by 8,832,161 shares issued and outstanding (unlimited number of shares authorized)	$13.93
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 21

Statement of operations—six months ended February 28, 2026 (unaudited)
Statement of operations
Investment income
Interest	$1,512,527
Dividends	1,338,468
Income from affiliated securities	38,841
Total investment income	2,889,836
Expenses
Advisory fee	363,250
Administration fee	36,325
Custody and accounting fees	5,060
Professional fees	79,230
Registration fees	2
Shareholder report expenses	26,913
Trustees’ fees and expenses	2,058
Transfer agent fees	15,638
Interest expense	709,093
Other fees and expenses	5,049
Total expenses	1,242,618
Net investment income	1,647,218
Realized and unrealized gains (losses) on investments
Net realized gains on investments	1,904,323
Net change in unrealized gains (losses) on
Unaffiliated securities	10,146,440
Foreign currency and foreign currency translations	859
Net change in unrealized gains (losses) on investments	10,147,299
Net realized and unrealized gains (losses) on investments	12,051,622
Net increase in net assets resulting from operations	$13,698,840
The accompanying notes are an integral part of these financial statements.
22 | Allspring Utilities and High Income Fund

Statement of changes in net assets
Statement of changes in net assets
	Six months ended February 28, 2026 (unaudited)	Year ended August 31, 2025
Operations
Net investment income	$1,647,218	$3,339,067
Net realized gains on investments	1,904,323	13,002
Net change in unrealized gains (losses) on investments	10,147,299	11,705,105
Net increase in net assets resulting from operations	13,698,840	15,057,174
Distributions to shareholders from
Net investment income and net realized gains	(4,427,474)	(3,586,832)
Tax basis return of capital	0	(4,339,254)
Total distributions to shareholders	(4,427,474)	(7,926,086)
Capital share transactions
Cost of shares repurchased	0	(1,999,362)
Total increase in net assets	9,271,366	5,131,726
Net assets
Beginning of period	113,798,102	108,666,376
End of period	$123,069,468	$113,798,102
The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 23

Statement of cash flows—six months ended February 28, 2026 (unaudited)
Statement of cash flows
Cash flows from operating activities
Net increase in net assets resulting from operations	$13,698,840
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities
Purchases of long-term securities	(16,150,350)
Proceeds from the sales of long-term securities	19,525,086
Amortization, net	(47,735)
Purchases and sales of short-term securities, net	(1,311,650)
Increase in receivable for investments sold	(237,929)
Decrease in receivable for dividends and interest	52,695
Increase in prepaid expenses and other assets	(22,479)
Increase in payable for investments purchased	902,019
Decrease in trustees’ fees and expenses payable	(2,817)
Decrease in advisory fee payable	(5,441)
Decrease in administration fee payable	(544)
Increase in accrued expenses and other liabilities	48,195
Proceeds from foreign currency transactions	859
Net realized gains on unaffiliated securities	(1,904,323)
Net change in unrealized (gains) losses on unaffiliated securities	(10,146,440)
Net change in unrealized (gains) losses on foreign currency and foreign currency translations	(859)
Net cash provided by operating activities	4,397,127
Cash flows from financing activities
Cash distributions paid	(4,397,266)
Net cash used in financing activities	(4,397,266)
Net decrease in cash	(139)
Cash
Beginning of period	165
End of period	$26
Supplemental cash disclosure
Cash paid for interest	$719,319
The accompanying notes are an integral part of these financial statements.
24 | Allspring Utilities and High Income Fund

Financial highlights
Financial highlights

(For a share outstanding throughout each period)

	Six months ended February 28, 2026 (unaudited)	Year ended August 31
		2025	2024	2023	2022	2021
Net asset value, beginning of period	$12.88	$12.05	$10.63	$12.93	$13.31	$12.00
Net investment income	0.19 [1]	0.38 [1]	0.38 [1]	0.40	0.43	0.33
Net realized and unrealized gains (losses) on investments	1.36	1.32	1.78	(1.82)	0.09	1.84
Total from investment operations	1.55	1.70	2.16	(1.42)	0.52	2.17
Distributions to shareholders from
Net investment income	(0.50)	(0.40)	(0.37)	(0.39)	(0.46)	(0.46)
Net realized gains	0.00	0.00	0.00	0.00	0.00	(0.11)
Tax basis return of capital	0.00	(0.49)	(0.40)	(0.49)	(0.44)	(0.29)
Total distributions to shareholders	(0.50)	(0.89)	(0.77)	(0.88)	(0.90)	(0.86)
Anti-dilutive effect of shares repurchased	0.00	0.02	0.03	0.00	0.00	0.00
Net asset value, end of period	$13.93	$12.88	$12.05	$10.63	$12.93	$13.31
Market value, end of period	$12.87	$12.02	$10.75	$9.67	$12.34	$14.71
Total return based on net asset value[2]	12.61%	15.64%	23.00%	(10.79)%	4.02%	18.55%
Total return based on market value[2]	11.49%	20.97%	20.63%	(14.96)%	(10.17)%	23.02%
Ratios to average net assets (annualized)
Expenses*	2.14%	2.43%	2.93%	2.45%	1.25%	1.09%
Net investment income	2.84%	3.03%	3.52%	3.23%	3.34%	3.49%
Supplemental data
Portfolio turnover rate	11%	24%	26%	18%	23%	34%
Net assets, end of period (000s omitted)	$123,069	$113,798	$108,666	$98,784	$120,160	$123,610
Borrowings outstanding, end of period (000s omitted)	$30,000	$30,000	$30,000	$30,000	$30,000	$25,000
Asset coverage per $1,000 of borrowing, end of period	$5,102	$4,793	$4,622	$4,293	$5,005	$5,944

*	Ratios include interest expense relating to interest associated with borrowings and/or leverage transactions as follows:

Six months ended February 28, 2026 (unaudited)	1.22%
Year ended August 31, 2025	1.44%
Year ended August 31, 2024	1.88%
Year ended August 31, 2023	1.44%
Year ended August 31, 2022	0.32%
Year ended August 31, 2021	0.17%

[1]	Calculated based upon average shares outstanding
[2]
Total returns based on net asset value are calculated based on the net asset value at the beginning of the period and at the end of the period. Total returns based on market value are calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reported. Dividends and distributions, if any, are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions that a shareholder would pay on the purchase and sale of shares.

The accompanying notes are an integral part of these financial statements.
Allspring Utilities and High Income Fund | 25

Notes to financial statements (unaudited)
Notes to financial statements
1.ORGANIZATION
Allspring Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004. Originally classified as non-diversified, the Fund was reclassified as a diversified closed-end management investment company in September 2014. As an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies.
2.SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Equity securities and exchange-traded funds that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.
Debt securities are valued at the evaluated bid price provided by an independent pricing service (e.g., taking into account various factors, including yields, maturities, or credit ratings) or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.
Investments in registered open-end investment companies (other than those listed on a foreign or domestic exchange or market) are valued at net asset value.
Investments which are not valued using the methods discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC (“Allspring Funds Management”), which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management’s process for determining the fair value of the portfolio of investments.
Foreign currency translation
The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at  rates provided by an independent foreign currency pricing source at a time each business day specified by the Valuation Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.
When-issued transactions
The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.
Loans
The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are
26 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
contractual obligations for future funding. Unfunded loan commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of assets and liabilities.
Security transactions and income recognition
Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.
Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status. Interest income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.
Dividend income is recognized on the ex-dividend date.
Interest earned on cash balances held at the custodian is recorded as interest income.
Distributions to shareholders
Under a managed distribution plan, the Fund pays monthly distributions to shareholders at an annual minimum fixed rate of 8% based on the Fund’s average monthly net asset value per share over the prior 12 months. The monthly distributions may be sourced from income, paid-in capital, and/or capital gains, if any. To the extent that sufficient investment income is not available on a monthly basis, the Fund may distribute paid-in capital and/or capital gains, if any, in order to maintain its managed distribution level.
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. GAAP. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.
Federal and other taxes
The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.
The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns, as applicable, for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.
As of February 28, 2026, the aggregate cost of all investments for federal income tax purposes was $109,526,217 and the unrealized gains (losses) consisted of:
Gross unrealized gains	$45,285,990
Gross unrealized losses	(1,334,519)
Net unrealized gains	$43,951,471
As of August 31, 2025, the Fund had capital loss carryforwards which consisted of $1,462,178 in short-term capital losses and $3,755,571 in long-term capital losses.
3.FAIR VALUATION MEASUREMENTS
Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:
•Level 1—quoted prices in active markets for identical securities
•Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.
Allspring Utilities and High Income Fund | 27

Notes to financial statements (unaudited)
The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of February 28, 2026:
	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:
Asset-backed securities	$0	$108,005	$0	$108,005
Common stocks
Energy	0	221,079	0	221,079
Health care	0	85,275	0	85,275
Utilities	108,551,806	0	0	108,551,806
Corporate bonds and notes	0	32,529,556	0	32,529,556
Loans	0	1,794,116	0	1,794,116
Yankee corporate bonds and notes	0	6,911,767	0	6,911,767
Short-term investments
Investment companies	3,276,084	0	0	3,276,084
Total assets	$111,827,890	$41,649,798	$0	$153,477,688
Additional sector, industry or geographic detail, if any, is included in the Portfolio of investments.
At February 28, 2026, the Fund did not have any transfers into/out of Level 3.
4.TRANSACTIONS WITH AFFILIATES
Advisory fee
Allspring Funds Management, a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P., is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.50% of the Fund’s average daily total assets, which is generally paid monthly. Total assets consist of the net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.
Allspring Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Allspring Funds Management. Allspring Global Investments, LLC, an affiliate of Allspring Funds Management and a wholly owned subsidiary of Allspring Global Investments Holdings, LLC, is the subadviser to the Fund.
Administration fee
Allspring Funds Management also serves as the administrator to the Fund, providing the Fund with a wide range of administrative services necessary to the operation of the Fund. Allspring Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets and generally paid monthly.
Interfund transactions
The Fund may purchase or sell portfolio investment securities to certain affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund did not have any interfund transactions during the six months ended February 28, 2026.
5.CAPITAL SHARE TRANSACTIONS
The Fund has authorized an unlimited number of shares with no par value. For the six months ended February 28, 2026 and year ended August 31, 2025, the Fund did not issue any shares.
Under an open-market share repurchase program (the “Buyback Program”), the Fund is authorized to repurchase up to 5% of its outstanding shares in open market transactions. The Fund’s Board of Trustees has delegated to Allspring Funds Management full discretion to administer the Buyback Program including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations. During the six months ended February 28, 2026, the Fund did not repurchase any of its shares under the open-market share repurchase program. During the year ended August 31, 2025, the Fund purchased 182,155 of its shares on the open market at a total cost of $1,999,362 (weighted average price per share of $10.96). The weighted average discount of these repurchased shares was 11.21%.
6.BORROWINGS
The Fund has borrowed $30,000,000 through a revolving line of credit administered by a major financial institution (the “Facility”). The Facility has a commitment amount of up to $30,000,000. The Fund is charged interest at the 1 Month Secured Overnight Financing Rate (SOFR) plus a spread and a
28 | Allspring Utilities and High Income Fund

Notes to financial statements (unaudited)
commitment fee based on the unutilized amount of the commitment amount. The financial institution holds a security interest in all the assets of the Fund as collateral for the borrowing. Based on the nature of the terms of the Facility and comparative market rates, the carrying amount of the borrowings at February 28, 2026 approximates its fair value. If measured at fair value, the borrowings would be categorized as a Level 2 under the fair value hierarchy.
During the six months ended February 28, 2026, the Fund had average borrowings outstanding of $30,000,000 (on an annualized basis) at an average interest rate of 4.77% and recorded interest in the amount of $709,093, which represents 1.22% of its average daily net assets (on an annualized basis). The maximum balance outstanding during the six months ended February 28, 2026 was $30,000,000.
7.INVESTMENT PORTFOLIO TRANSACTIONS
Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the six months ended February 28, 2026 were $15,622,117 and $18,248,485, respectively.
8.CONCENTRATION  RISKS
As of the end of the period, the Fund invested a concentration of its portfolio in the utilities sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.
9.INDEMNIFICATION
Under the Fund’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Fund. The Fund has entered into a separate agreement with each Trustee that converts indemnification rights currently existing under the Fund’s organizational documents into contractual rights that cannot be changed in the future without the consent of the Trustee. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.
10.NEW ACCOUNTING PRONOUNCEMENT
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740):  Improvements to Income Tax Disclosures. The ASU includes amendments to enhance annual income tax disclosures required for public entities, including the requirement to disclose income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024. Management has determined that there is no material impact of the ASU on the Fund’s financial statements.
11.SUBSEQUENT DISTRIBUTIONS
Under the managed distribution plan, the Fund declared the following distributions to common shareholders:
Declaration date	Record date	Payable date	Per share amount
February 24,2026	March 12,2026	April 1,2026	$0.08514
March 27,2026	April 10,2026	May 1,2026	0.08562
These distributions are not reflected in the accompanying financial statements.
12.OPERATING SEGMENTS
The Fund operates as a single operating segment. An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President of the Fund acts as the Fund’s CODM. The CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation from which it derives its revenues is determined as outlined in the Fund’s prospectus which is executed by the Fund’s portfolio management team. The portfolio composition, total return and expense ratios, and the components of total increase/decrease in net assets are used by the CODM to assess the segment’s performance and to make resource allocation decisions for the Fund’s single segment. This information is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of assets and liabilities as “total assets” and significant segment revenue and expenses are listed on the accompanying Statement of operations.
Allspring Utilities and High Income Fund | 29

Other information (unaudited)
Other information
Proxy voting information
A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-866-259-3305, visiting our website at allspringglobal.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at allspringglobal.com or by visiting the SEC website at sec.gov.
Quarterly portfolio holdings information
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the SEC website at sec.gov.
Delaware statutory trust act – control share acquisitions
Because the Fund is organized as a Delaware statutory trust, it is subject to the control share acquisition statute (the “Control Share Statute”) contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA”), which became automatically applicable to listed closed-end funds, such as the Fund, upon its effective date of August 1, 2022 (the “Effective Date”).
The Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. The first such threshold is 10% or more, but less than 15%, of all voting power. Voting power is defined by the Control Share Statute as the power to directly or indirectly exercise or direct the exercise of the voting power of Fund shares in the election of trustees. Whether a voting power threshold is met is determined by aggregating the holdings of the acquirer as well as those of its “associates,” as defined by the Control Share Statute.
Once a threshold is reached, an acquirer has no voting rights under the DSTA or the governing documents of the Fund with respect to shares acquired in excess of that threshold (i.e., the “control shares”) unless approved by shareholders or exempted by the Fund’s Board of Trustees. Approval by shareholders requires the affirmative vote of two-thirds of all votes entitled to be cast on the matter, excluding shares held by the acquirer and its associates as well as shares held by certain insiders of the Fund. The Control Share Statute provides procedures for an acquirer to request a shareholder meeting for the purpose of considering whether voting rights shall be accorded to control shares. Further approval by the Fund’s shareholders would be required with respect to additional acquisitions of control shares above the next applicable threshold level. In addition, the Fund’s Board of Trustees is permitted, but not obligated to, exempt specific acquisitions or classes of acquisitions of control shares, either in advance or retroactively.
The Control Share Statute does not retroactively apply to acquisitions of shares that occurred prior to the Effective Date. However, such shares will be aggregated with any shares acquired after the Effective Date for purposes of determining whether a voting power threshold is exceeded, resulting in the newly acquired shares constituting control shares.
The Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition and, upon request, to provide any information that the Fund’s Board of Trustees reasonably believes is necessary or desirable to determine whether a control share acquisition has occurred.
The foregoing is only a summary of certain aspects of the Control Share Statute. Shareholders should consult their own legal counsel to determine the application of the Control Share Statute with respect to their shares of the Fund and any subsequent acquisitions of shares.

30 | Allspring Utilities and High Income Fund

Other information (unaudited)
Board of trustees and officers
The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for each fund in the Allspring family of funds, which consists of 91 mutual funds comprising the Allspring Funds Trust, Allspring Variable Trust, Allspring Master Trust, Allspring Exchange-Traded Funds Trust and four closed-end funds, including the Fund (collectively the “Fund Complex”). The mailing address of each Trustee and Officer is 1415 Vantage Park Drive, 3rd Floor, Charlotte, NC 28203. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.
Independent Trustees
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class I - Independent Trustees to serve until 2026 Annual Meeting of Shareholders
Isaiah Harris, Jr. (Born 1952)	Trustee of ETF Trust, since 2024 Trustee of all other Trusts, since 2009
Retired. Member of the Advisory Board of CEF of East Central Florida. Chairman of the Board of
CIGNA Corporation from 2009 to 2021, and Director from 2005 to 2008. From 2003 to 2011,
Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and
Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to
2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the
Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory board of
Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Fellowship of Christian Athletes. Mr. Harris is a certified public accountant (inactive status).
N/A
Cindy Miller (Born 1960)	Trustee of all Trusts, since 2026
Retired. Director, President and CEO (from 2019 to 2024) and President and COO (from 2018 to
2019) of Stericycle, Inc. President of Global Freight Forwarding (from 2016 to 2018) and
President of the firm’s European region (from 2013 to 2016) for United Parcel Service (UPS).
Director, UGI Corporation (from 2021 to 2024).
Board Member, W. W. Grainger, Inc.
Olivia S. Mitchell (Born 1953)	Trustee of ETF Trusts, since 2024 Trustee of all other Trusts, since 2006
International Foundation of Employee Benefit Plans Professor since 1993, Wharton School of the
University of Pennsylvania. Director of Wharton’s Pension Research Council and Boettner Center
on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic
Research. Previously taught at Cornell University from 1978 to 1993.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Utilities and High Income Fund | 31

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class II - Independent Trustees to serve until 2027 Annual Meeting of Shareholders
William R. Ebsworth (Born 1957)	Trustee of ETF Trusts, since 2024 Trustee of all other Trusts, since 2015
Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong
Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of
Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International
Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life
Insurance Company. Serves on the Investment Company Institute’s Board of Governors since
2022 and Executive Committee since 2023; and Chair of the Governing Council of the
Independent Directors Council since 2024 and Vice Chair from 2023 to 2024. Audit Committee
Chair and Investment Committee Chair of the Vincent Memorial Hospital Foundation (non-profit organization). Mr. Ebsworth is a CFA charterholder.
N/A
Jane A. Freeman (Born 1953)	Trustee of ETF Trust, since 2024; Audit Committee Chair of ETF Trust, since 2025 Trustee of all other Trusts, since 2015; Audit Committee Chair, since 2025
Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning
Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens &
Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead
Independent Director and chair of the Audit Committee. Board member of the Russell Exchange
Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is also an inactive Chartered Financial Analyst.
N/A
Brian S. Shlissel (Born 1964)	Trustee of all Trusts, since 2026
Retired. Previously, President and Principal Executive Officer (from 2016 to 2025) of the J.P.
Morgan Funds (a registered investment company complex), and Managing Director and Chief
Administrative Officer of Pooled Vehicles (from 2014 to 2025) at J.P. Morgan Asset Management.
Prior thereto, President and Chief Executive Officer (from 2001 to 2014) and Treasurer and Chief
Financial Officer (from 1999 to 2001) for the Allianz Global Investors Fund Complex (a registered investment company complex) and the PIMCO Closed-End Funds (a group of registered investment companies), and Managing Director and Head of Mutual Fund Services (from 1999 to
2014) at Allianz Global Investors. Director (from 2017 to 2023) and Chair of the Governance
Committee of the Expect Miracles Foundation, a not-for-profit foundation focused on cancer research. Director (from 2023 to 2025) of NICSA, a not-for-profit asset and wealth management trade association.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32 | Allspring Utilities and High Income Fund

Other information (unaudited)
Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Class III - Independent Trustees to serve until 2028 Annual Meeting of Shareholders
Timothy J. Penny (Born 1951)	Trustee and Chair of ETF Trust, since 2024 Trustee of all other Trusts, since 1996; Chair, since 2018
President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, from 2007-2025. Chair of the Economic Club of Minnesota, since 2026. Vice Chair of the Economic Club of Minnesota, from 2007-2025. Co-Chair of the Committee for a
Responsible Federal Budget, since 1995. Member of the Board of Trustees of NorthStar
Education Finance, Inc., a non-profit organization, from 2007-2022. Senior Fellow of the
University of Minnesota Humphrey Institute from 1995 to 2017.
N/A
James G. Polisson (Born 1959)	Truestee and Nominating and Governance Committee Chair of ETF Trust, since 2024 Trustee of all other Trustes, since 2018; Nominating and Governance Committee Chair, since 2024
Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to
2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell
Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays
Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays
Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-
profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of
Columbia Bar Associations.
N/A
Pamela Wheelock (Born 1959)	Trustee and Chair Liaison of ETF Trusts, since 2024 Trustee of all other Trusts, since January 2020; previously Trustee from January 2018 to July 2019; Chair Liaison, since July 2024
Retired. Executive and Senior Financial leadership positions in the public, private and nonprofit sectors. Interim President and CEO, McKnight Foundation, 2020. Interim Commissioner,
Minnesota Department of Human Services, 2019. Chief Operating Officer, Twin Cities Habitat for
Humanity, 2017-2019. Vice President for University Services, University of Minnesota, 2012-
2016. Interim President and CEO, Blue Cross and Blue Shield of Minnesota, 2011-2012. Executive
Vice-President and Chief Financial Officer, Minnesota Wild, 2002-2008. Commissioner,
Minnesota Department of Finance, 1999-2002. Chair of the Board of Directors of Destination
Medical Center Corporation. Member of the Boards of Trustees for the College of Saint Benedict
& Saint John’s University since 2025. Board member of the Minnesota Wild Foundation from
2009-2024.
N/A
* Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Allspring Utilities and High Income Fund | 33

Other information (unaudited)
Officers1
Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
John Kenney (Born 1965)	President of ETF Trust, since 2024 President of all other Trusts, since 2025
President of Allspring Funds Management, LLC since 2025. Prior thereto, Head of Strategic Initiatives of Allspring
Global Investments from 2022 to 2025. Independent Board Member for the Principal Funds from 2020 to 2022,
Executive Vice President and Global Head of Affiliate Strategic Initiatives from 2015 to 2020 for Legg Mason Global
Asset Management and Managing Director, Corporate Strategy and Business Development from 2014 to 2015 for
Legg Mason Global Asset Management.

Jeremy DePalma (Born 1974)	Treasurer of ETF Trust, since 2024 Treasurer of all other Trusts, since 2012 (for certain funds in the Fund Complex); since 2021 (for the remaining funds in the Complex)
Senior Vice President of Allspring Funds Management, LLC since 2009. Senior Vice President of Evergreen
Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Christopher Baker (Born 1976)	Chief Compliance Officer of ETF Trust, since 2024 Chief Compliance Officer of all other Trusts, since 2022
Global Chief Compliance Officer for Allspring Global Investments since 2022. Prior thereto, Chief Compliance
Officer for State Street Global Advisors from 2018 to 2021. Senior Compliance Officer for the State Street divisions of Alternative Investment Solutions, Sector Solutions, and Global Marketing from 2015 to 2018. From 2010 to 2015
Vice President, Global Head of Investment and Marketing Compliance for State Street Global Advisors.

Matthew Prasse (Born 1983)	Chief Legal Officer of ETF Trust, since 2024 Chief Legal Officer of all other Trusts, since 2022; Secretary, since 2021
Managing Counsel of the Allspring Legal Department since 2023. Previously, Senior Counsel of the Allspring Legal
Department from 2021 to 2023; Senior Counsel of the Wells Fargo Legal Department from 2018 to 2021; Counsel for
Barings LLC from 2015 to 2018; Associate at Morgan, Lewis & Bockius LLP from 2008 to 2015.

1 For those Officers with tenures at Allspring Global Investments and/or Allspring Funds Management, LLC that began prior to 2021, such tenures include years of service during which these businesses/entities were known as Wells Fargo Asset Management and Wells Fargo Funds Management, LLC, respectively.

34 | Allspring Utilities and High Income Fund

Automatic dividend reinvestment plan
Automatic dividend reinvestment plan
All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 505000, Louisville, Kentucky 40233 or by calling 1-800-730-6001.

Allspring Utilities and High Income Fund | 35

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Transfer Agent, Registrar, Shareholder Servicing
Agent & Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-730-6001
Website: allspringglobal.com

Allspring Global InvestmentsTM is the trade name for the asset management firms of Allspring Global Investments Holdings, LLC, a holding company indirectly owned by certain private funds of GTCR LLC and Reverence Capital Partners, L.P. These firms include but are not limited to Allspring Global Investments, LLC, and Allspring Funds Management, LLC. Certain products managed by Allspring entities are distributed by Allspring Funds Distributor, LLC (a broker-dealer and Member FINRA/SIPC).
This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind - including a recommendation for any specific investment, strategy, or plan.
© 2026 Allspring Global Investments Holdings, LLC. All rights reserved.
ALL-03092026-igzbvgew 04-26
SAR134 02-26

ITEM 2. CODE OF ETHICS

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for Allspring Utilities and High Income Fund is included as part of the Report to Shareholders filed under Item 1 of this Form.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT

Not applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
9/1/2025 to 9/30/2025	0	$0.00	0	342,336
10/1/2025 to 10/31/25	0	0.00	0	342,336
11/1/2025 to 11/30/2025	0	0.00	0	342,336
12/1/2025 to 12/31/2025	0	0.00	0	342,336
1/1/2026 to 1/31/2026	0	0.00	0	441,608
2/1/2026 to 2/28/2026	0	0.00	0	441,608
Total	0	$0.00	0	441,608

On November 13, 2025, the Fund announced a renewal of its open-market share repurchase program (the “Buyback Program”). Under the renewed Buyback Program, the Fund may repurchase up to 5% of its outstanding shares in open market transactions during the period beginning on January 1, 2026 and ending on December 31, 2026. The Fund’s Board of Trustees has delegated to Allspring Funds Management, LLC, the Fund’s adviser, discretion to administer the Buyback Program, including the determination of the amount and timing of repurchases in accordance with the best interests of the Fund and subject to applicable legal limitations.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 16. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Allspring Utilities and High Income Fund disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION

Not applicable.

ITEM 19. EXHIBITS

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2022.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2022.

(c)	Section 19(a) notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: April 23, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Allspring Utilities and High Income Fund

By:	/s/ John Kenney
John Kenney
President (Principal Executive Officer)

Date: April 23, 2026

By:	/s/ Jeremy DePalma
Jeremy DePalma
Treasurer (Principal Financial Officer)

Date: April 23, 2026